DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Select Credit Fund

SUPPLEMENT DATED JUNE 12, 2017

TO PROSPECTUS, SUMMARY PROSPECTUS and

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2017

IMPORTANT NOTICE

The Board of Trustees of the Trust has determined to terminate and liquidate the Driehaus Select Credit Fund (the “Fund”). Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be July 24, 2017, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

Effective as of the close of business on June 16, 2017, the Fund is closed and will not accept any purchase orders. In connection with the termination of the Fund and as the Fund’s investment adviser deems appropriate, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs.

For taxable shareholders, the liquidating distribution will generally be treated as a redemption of shares and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.